Exhibit 10.23

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of February 3, 2022 (the “Effective Date”) by and among Lytus Technologies Holdings PTV. Ltd., a British Virgin Islands private limited company (“Lytus” or the “Company”) and GPL Ventures, LLC, a Delaware limited liability company (“GPL” and together with Lytus, the “Parties”).

RECITALS

WHEREAS, as consideration for and in connection with, the entrance into that certain Maturity Date Extension, Amendment to Loan Documents and Reaffirmation Agreement of even date herewith (the “Amendment”), the Parties wish to enter into this Agreement with respect to the rights, priorities and obligations set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Company and GPL hereby agree as follows:

1. Definitions. As used herein, the following terms have the following meanings:

“Affiliate” of any particular Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person within the meaning of Rule 405 promulgated under the Securities Act.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 (or any successor rule then in effect) promulgated under the Securities Act.

“beneficially owned,” “beneficial ownership” and similar phrases have the same meanings as such terms have under Rule 13d-3 and 13d-5 (or any successor rule then in effect) promulgated under the Exchange Act.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by applicable law or executive order to close.

“Capital Stock” means with respect to a corporation, any and all shares, interests or equivalents in capital stock of such corporation (whether voting or nonvoting and whether common or preferred) and any and all warrants, rights (including conversion and exchange rights) and options to purchase any such shares, interests or equivalents (including convertible debt).

“Commission” means the United States Securities and Exchange Commission or any successor governmental agency.

“Common Shares” means the common shares, par value $0.01 per share, of the Company.

“Counsel to GPL” means the law firm or other legal counsel to GPL, which counsel shall be Saul Ewing Arnstein & Lehr LLP, or such other counsel selected by GPL.

“EDGAR” means the Electronic Data Gathering, Analysis and Retrieval System of the Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Excluded Registration” means a registration of the Company’s securities: (a) on the Registration Statement on Form F-1 filed with the Commission in connection the Company’s Qualified IPO (as such term is defined in the Amendment), (b) pursuant to a Registration Statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any equity incentive plan, stock option, stock purchase or similar plan or employee benefit arrangement), (c) pursuant to a Registration Statement on Form F-4 or S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto) or any registration statement related to the issuance or resale of securities issued in such a transaction or other transaction in which the Company directly or indirectly acquires another business entity, or (d) in connection with any dividend or distribution reinvestment (or similar plan).

“FINRA” means the Financial Industry Regulatory Authority or any successor regulatory authority.

“Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus as defined in Rule 433 under the Securities Act.

“National Securities Exchange” means The Nasdaq Capital Market, The Nasdaq Global Market, The Nasdaq Global Select Market, or The New York Stock Exchange.

“Overnight Underwritten Offering” means an underwritten offering that is launched after the close of trading on one trading day and priced before the open of trading on the next succeeding trading day.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a governmental entity or any department, agency or political subdivision thereof or any other entity.

“Prospectus” means the prospectus or prospectuses included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance on Rule 430A under the Securities Act or any successor rule thereto), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus or prospectuses.

“Public Offering” means any sale or distribution to the public of Capital Stock of the Company (or any securities convertible into, or exercisable or exchangeable for, Capital Stock of the Company) pursuant to a registration statement filed with the Commission.

“Registrable Securities” means any Capital Stock issued, or issued upon the conversion or exercise of any warrant, right, or other security that is issued in connection with the Loan Documents (as such term is defined in the Amendment); provided, however, that as to any Registrable Securities, such securities shall irrevocably cease to constitute Registrable Securities upon the earliest to occur of: (a) the date on which such securities have been disposed of pursuant to an effective registration statement under the Securities Act or Rule 144, or (b) the date on which securities are sold in a private transaction in which the transferor’s rights under this Agreement are not assigned.

“Registration Statement” means any registration statement of the Company, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.

“Related Person” means, with respect to GPL, any Affiliates (including at the institutional level) of such GPL.

“Rule 144” means Rule 144 promulgated under the Securities Act (or any successor rule then in effect).

“Same-Day Offering” means an underwritten offering that is launched before the open of trading on one trading day and priced before the open of trading or after the close of trading on such same trading day.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Well-Known Seasoned Issuer” means a “well-known seasoned issuer” as defined in Rule 405 promulgated under the Securities Act (or any successor rule then in effect) and which (a) is a “well-known seasoned issuer” under paragraph (1)(i)(A) of such definition, or (b) is a “well-known seasoned issuer” under paragraph (1)(i)(B) of such definition and is also eligible to register a primary offering of its securities relying on General Instruction I.B.1 of Form S-3 or Form F-3 under the Securities Act.

2. Resale Shelf Registration Statement.

(a) Resale Shelf Registration Statement. As soon following ninety (90) days from the date of the Qualified IPO, as is permissible under the applicable rules and regulations of the Commission, the Company shall file or confidentially submit, and to cause to be declared effective on the earliest date reasonably practicable, a Resale Shelf Registration Statement (the “Resale Shelf Registration Statement”) (whether on Form F-3 (a “Form F-3 Resale Shelf”) or on Form F-1 (a “Form F-1 Resale Shelf”)) with the SEC covering the resale of all of the Registrable Securities. The Company shall give written notice (a “Company Shelf Registration Notice”) of the anticipated filing of any Resale Shelf Registration Statement within ten (10) Business Days prior to such filing or submission to GPL and shall give GPL the option include in such Resale Shelf Registration Statement all Registrable Securities held by GPL on the date of the Company Shelf Registration Notice with respect to which the Company has received written requests for inclusion therein within five (5) Business Days of the date of the Company Shelf Registration Notice. The Company shall use commercially reasonable efforts to cause such Resale Shelf Registration Statement to remain effective until the earlier of (i) the date on which all Registrable Securities hereunder are no longer Registrable Securities, and (ii) the time that Registrable Securities issued to GPL may be sold by such Persons in a single transaction without limitation under Rule 144 (the “Required Period”). The Company shall maintain the Resale Shelf Registration Statement in accordance with the terms hereof. If the Resale Shelf Registration Statement is expected to expire under the rules of the Commission, the Company will use commercially reasonable efforts to file a replacement Resale Shelf Registration Statement and cause it to become effective before such expiration and will follow the procedures and timelines outlined in this Section 1(a) with respect to inclusion of the Registrable Securities therein.

(b) Conversion to Form F-3. The Company shall convert any Form F-1 Resale Shelf to a FormF-3 Resale Shelf as soon as reasonably practicable after the Company is eligible to use Form F-3.

3. Demand Registration.

(a) Requests for Registration. At any time and from time to time following the date of the Qualified IPO, GPL may request registration under the Securities Act of all or any portion of the Registrable Securities beneficially owned by GPL (i) on Form F-1 (or any successor form then in effect) (a “Long-Form Registration”), or (ii) on Form F-3 or any similar short-form registration (a “Short-Form Registration”), if available (any registration under this Section 3(a), a “Demand Registration”); provided, that the Company will not be required to take any action pursuant to this Section 3(a) within the ninety (90) calendar days from the Qualified IPO.

(b) Demand Registration Notices. All requests for Demand Registrations shall be made by giving written notice to the Company (the “Demand Registration Notice”). Each Demand Registration Notice shall specify (i) whether such Demand Registration shall be an underwritten Public Offering and (ii) the approximate number of Registrable Securities proposed to be sold in the Demand Registration. The Company shall promptly give written notice (a “Company Demand Registration Notice”) of the filing of a Registration Statement pursuant to this Section 3 to GPL not less than five (5) Business Days before such filing and, subject to the provisions of Section 3(d) below, shall include in such Demand Registration all Registrable Securities beneficially owned by GPL on the date of the Company Demand Registration Notice with respect to which the Company has received written requests for inclusion therein within five (5) Business Days after the date of the Company Demand Registration Notice.

(c) Short-Form Registrations; Existing Registration Statements. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form registration statement under the rules and regulations of the Securities Act, unless the underwriters, in their reasonable discretion, determine that the use of a Long-Form Registration is necessary in order for the successful offering of such Registrable Securities. Promptly after the Company has become eligible to use Form F-3 under the Securities Act, the Company shall use commercially reasonable efforts to make Short-Form Registrations on Form F-3 (or any successor form) available for the resale of Registrable Securities on a continuous or delayed basis. For the avoidance of doubt, the Company may decide to effect a Demand Registration on a registration statement, including the Resale Shelf Registration Statement, that has been previously filed with the Commission provided such registration statement has sufficient registered securities (including if increased by an amendment). Any offer or sale of Registrable Securities pursuant to a Resale Shelf Registration Statement or an Automatic Shelf Registration Statement in any underwritten Public Offering shall be deemed to be a Demand Registration subject to the provisions of this Section 3.

(d) Selection of Underwriters. GPL shall have the right to select the managing underwriters (which shall consist of one or more reputable nationally recognized investment banks) to administer any Public Offering after consultation with the Company.

(e) Priority on Demand Registrations. If the Demand Registration is an underwritten Public Offering and the managing underwriters for such Demand Registration advise the Company and GPL in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such Demand Registration exceeds the number of Registrable Securities and other securities, if any, which can be sold without adversely affecting the marketability, proposed offering price range acceptable to GPL, timing or method of distribution of the offering, the Company shall include in such Demand Registration the number of Registrable Securities which can be sold without such adverse effect in the following order of priority: (i) first, the Registrable Securities beneficially owned by GPL requested to be included in such Demand Registration, (ii) second, any securities to be sold by the Company for its own account requested to be included in such Demand Registration by the Company, and (iii) third, other securities requested to be included in such Demand Registration to the extent permitted hereunder; provided that GPL shall have the right to require the Company to remove any such securities included in a Demand Registration pursuant to the foregoing clauses (ii) and (iii).

4. Piggyback Registration.

(a) Right to Piggyback. Whenever the Company proposes to conduct a Public Offering of any class of the Company’s Capital Stock solely for cash (whether or not wholly a primary or secondary offering but except for a Demand Registration or Excluded Registration, a “Piggyback Registration”), the Company shall give prompt written notice to GPL of its intention to effect such Piggyback Registration (the “Piggyback Registration Notice”) and (i) in the case of a Piggyback Registration pursuant to an Automatic Shelf Registration Statement, such Piggyback Registration Notice shall be given (A) not less than five (5) Business Days prior to the expected date of commencement of marketing efforts for such Public Offering, or (B) three (3) Business Days in the case of an Overnight Underwritten Offering, Same-Day Offering or similar “bought deal,” and (ii) in the case of any other Piggyback Registration, such Piggyback Registration Notice shall be given (A) not less than five (5) Business Days after the public filing of such Registration Statement, or (B) three (3) Business Days in the case of an Overnight Underwritten Offering, Same-Day Offering or similar “bought deal.” The Company shall, subject to the provisions of Section 4(b) below, include in such Piggyback Registration, as applicable, all Registrable Securities beneficially owned by GPL on the date of the Piggyback Registration Notice with respect to which the Company has received written requests for inclusion therein within (i) five (5) Business Days after the date of the Piggyback Registration Notice or (ii) three (3) Business Days in the case of an Overnight Underwritten Offering, Same-Day Offering or similar “bought deal.”

(b) Selection of Underwriters. For any Piggyback Registration that includes an underwritten Public Offering, GPL shall have the right to select the managing underwriters to administer the Public Offering (which shall consist of one or more reputable nationally recognized investment banks) after consultation with the Company.

(c) Priority on Piggyback Registrations. For any Piggyback Registration that includes an underwritten Public Offering and the managing underwriters advise the Company in writing that in their reasonable opinion the number of securities requested to be included in such Piggyback Registration exceeds the number of Registrable Securities and other securities, if any, which can be sold without adversely affecting the marketability, proposed offering price range acceptable to GPL, timing or method of distribution of the offering, the Company shall include in such Piggyback Registration the number of Registrable Securities which can be sold without such adverse effect in the following order of priority: (i) first, if the Piggyback Registration includes a primary offering of Company securities for the Company’s own account, the securities offered by the Company thereby; (ii) second, the Registrable Securities requested to be included in such Piggyback Registration by GPL; and (iii) third, other securities requested to be included in such Piggyback Registration, if any; provided that GPL shall have the right to require the Company to remove any such securities included pursuant to the foregoing clause (iii).

5. Withdrawals. At any time prior to the effective date of a Registration Statement, GPL may withdraw its demand or request for registration (a “Withdrawal Request”) by providing written notice of such withdrawal to the Company. The Company shall pay all Registration Expenses in connection with any Registration Statement subject to a Withdrawal Request. GPL may withdraw its request for inclusion of Registrable Securities in a Registration Statement by giving written notice to the Company of its intention to remove its Registrable Securities from such Registration Statement within two (2) Business Days before the earlier of (i) the expected date of the commencement of marketing efforts for the Public Offering in connection with such Registration Statement, or (ii) the effectiveness of the Registration Statement.

6. Company Undertakings.

(a) Whenever Registrable Securities are registered pursuant to this Agreement, the Company shall use commercially reasonable efforts to effect the registration and the sale of such Registrable Securities as soon as reasonably practicable in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as promptly as reasonably practicable:

(i) with respect to a Demand Registration, prepare and file with the Commission a Registration Statement with regard to the related Registrable Securities as soon as reasonably practicable but not later than 30 calendar days of its receipt of an applicable notice from GPL (unless the Registration Statement would be required pursuant to the rules and regulations of the Securities Act to include any audited or unaudited consolidated or pro forma financial statements that are not then currently available, in which case, promptly after such financial statements are available) and use commercially reasonable efforts to cause such Registration Statement to become effective as soon thereafter as is reasonably practicable;

(ii) before filing a Registration Statement or Prospectus or any amendments or supplements thereto, furnish to GPL copies of all such documents, other than exhibits, documents that are incorporated by reference and such documents that are otherwise publicly available on EDGAR, proposed to be filed and such other documents reasonably requested by GPL and provide Counsel to GPL with a reasonable opportunity to review and comment on such documents of no less than two (2) Business Days;

(iii) notify GPL of the effectiveness of each Registration Statement and prepare and file with the Commission such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement effective for a period of not less than (A) 90 calendar days in the case of a Demand Registration, or (B) in the case of a Resale Shelf Registration Statement, for the Required Period;

(iv) furnish to each seller of Registrable Securities, and the managing underwriters, without charge, such number of copies of the applicable Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus, final Prospectus, and any other Prospectus (including any Prospectus filed under Rule 424, Rule 430A or Rule 430B promulgated under the Securities Act and any Issuer Free Writing Prospectus), all exhibits and other documents filed therewith and such other documents as such seller or such managing underwriters may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller, and upon request, a copy of any and all transmittal letters or other correspondence to or received from, the Commission or any other governmental authority relating to such offer;

(v) (A) register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests in writing, (B) keep such registration or qualification in effect for so long as such Registration Statement remains in effect, and (C) do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction);

(vi) notify each seller of such Registrable Securities, the managing underwriters and Counsel to GPL (A) at any time when a Prospectus relating to the applicable Registration Statement is required to be delivered under the Securities Act, (1) upon discovery that, or upon the happening of any event as a result of which, such Registration Statement, or the Prospectus or Issuer Free Writing Prospectus relating to such Registration Statement, or any document incorporated or deemed to be incorporated therein by reference, contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall promptly prepare a supplement or amendment to such Prospectus or Issuer Free Writing Prospectus, furnish a reasonable number of copies of such supplement or amendment to each seller of such Registrable Securities, Counsel to GPL and the managing underwriters and file such supplement or amendment with the Commission so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus or Issuer Free Writing Prospectus as so amended or supplemented shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading, (2) as soon as the Company becomes aware of any comments or inquiries by the Commission or any requests by the Commission or any federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or Issuer Free Writing Prospectus covering Registrable Securities or for additional information relating thereto, (3) as soon as the Company becomes aware of the issuance or threatened issuance by the Commission of any stop order suspending or threatening to suspend the effectiveness of a Registration Statement covering the Registrable Securities or (4) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any Registrable Security for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (B) when each Registration Statement, Prospectus or any amendment or supplement thereto has been filed with the Commission and when each such Registration Statement (or any amendment or supplement) has become effective;

(vii) use commercially reasonable efforts to cause all such Registrable Securities (A) if the Common Stock is then listed on a National Securities Exchange or included for quotation in a recognized trading market, to continue to be so listed or included, and (B) to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of the Registrable Securities;

(viii) provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities from and after the effective date of the applicable Registration Statement;

(ix) in connection with any underwritten Public Offering:

(A) enter into and perform under such customary agreements (including underwriting agreements in customary form, including customary representations and warranties and provisions with respect to indemnification and contribution) and take all such other actions as GPL initially requested to be sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities and provide reasonable cooperation, including causing appropriate officers to attend and participate in “road shows” and analyst or investor presentations and such other selling or other informational meetings organized by the underwriters, if any (taking into account the needs of the Company’s businesses and the responsibilities of such officers with respect thereto and the requirement of the marketing process); and

(B) obtain and cause to be furnished to GPL and the managing underwriters a signed counterpart of (i) one or more comfort letters from the Company’s independent public accountant(s) in customary form and covering such matters of the type customarily covered by comfort letters, and (ii) a legal opinion (and negative assurance letter) of counsel to the Company addressed to the relevant underwriters and/or GPL, in each case in customary form and covering such matters of the type customarily covered by such letters as the managing underwriters and/or GPL reasonably request;

(x) permit Counsel to GPL, any underwriter participating in any disposition pursuant to a Registration Statement, and any other attorney, accountant or other agent retained by GPL or underwriter, to participate (including, but not limited to, reviewing, commenting on and attending all meetings) in the preparation of such Registration Statement and any Prospectus relating thereto and conduct customary due diligence in connection therewith;

(xi) in the event of the issuance or threatened issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction, the Company shall use commercially reasonable efforts to (A) prevent the issuance of any such stop order, and in the event of such issuance, to obtain the withdrawal of such order, and (B) obtain the withdrawal of any order suspending or preventing the use of any related Prospectus or Issuer Free Writing Prospectus or suspending qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction at the earliest practicable date;

(xii) provide a CUSIP number for the Registrable Securities prior to the effective date of the first Registration Statement including Registrable Securities;

(xiii) promptly notify in writing GPL, any sales or placement agent and any managing underwriters of the Registrable Securities being sold: (A) when such Registration Statement or related Prospectus or any amendment or supplement thereto has been filed, and, with respect to any such Registration Statement or any post-effective amendment, when the same has become effective; and (B) of any written comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto;

(xiv) (A) prepare and file with the Commission such amendments and supplements to each Registration Statement as may be necessary to comply with the provisions of the Securities Act, including post effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period required hereunder and, if applicable, file any Registration Statements pursuant to Rule 462(b) promulgated under the Securities Act; (B) cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (C) comply with the provisions of the Securities Act and the Exchange Act and any applicable securities exchange or other recognized trading market with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; and (D) provide additional information related to each Registration Statement as requested by, and obtain any required approval necessary from, the Commission or any federal or state governmental authority;

(xv) cooperate with GPL and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(xvi) within the deadlines specified by the Securities Act, make all required filing fee payments in respect of any Registration Statement or Prospectus used under this Agreement (and any Public Offering covered thereby);

(xvii) if requested by GPL or the managing underwriters, promptly include in a Prospectus supplement or amendment such information as GPL or managing underwriters may reasonably request, including in order to permit the intended method of distribution of such securities, and make all required filings of such Prospectus supplement or such amendment as soon as reasonably practicable after the Company has received such request;

(xviii) in the case of legended “restricted” Registrable Securities, cooperate with GPL, the managing underwriters and the transfer agent to facilitate the timely removal of such legend in connection with any transfer pursuant to a Registration Statement; and

(xix) in the case of certificated Registrable Securities, cooperate with GPL and the managing underwriters to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold after receiving written representations from GPL that the Registrable Securities represented by the certificates so delivered by GPL will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as GPL or managing underwriters may reasonably request at least two (2) Business Days prior to any sale of Registrable Securities; and

(xx) use the Company’s best efforts to take all other actions deemed necessary or advisable in the reasonable judgment of GPL to effect the registration and sale of the Registrable Securities contemplated hereby.

(b) The Company shall hold in confidence and not make any disclosure of information concerning GPL provided to the Company pursuant to this Agreement unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is required to be included in a Registration Statement or necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that to the extent permitted by law, it shall, upon learning that disclosure of such information concerning GPL is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to GPL and allow GPL, at GPL’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(c) Most Favored Nations. As of the date hereof and except as provided pursuant to the Plan, the Company represents and warrants that it is not a party to, or otherwise subject to, any other agreement granting registration rights to any other Person with respect to any securities of the Company, including securities convertible, exercisable or exchangeable into or for shares of any Capital Stock of the Company. The Company shall not extend registration rights that are more favorable than the provisions described herein without first offering to GPL to amend this Agreement to provide such more favorable rights.

(d) With a view to making available certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, on and after the Effective Date and until such date as no GPL owns any Registrable Securities, the Company agrees to:

(i) make available information necessary to comply with Section 4(a)(7) under the Securities Act and Rule 144 promulgated under the Securities Act, if available, with respect to resales of the Registrable Securities under the Securities Act, at all times, all to the extent required from time to time to enable GPL to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Section 4(a)(7) and Rule 144 promulgated under the Securities Act, as may be amended from time to time, or any other similar rules or regulations now existing or hereafter adopted by the Commission; and

(ii) upon the reasonable written request of GPL, the Company will deliver to GPL a written statement as to whether the Company has complied with such information requirements, and, if not, the specific reasons for non-compliance.

(e) The Company agrees that nothing in this Agreement shall restrict GPL, at any time and from time to time, from selling or otherwise transferring Registrable Securities pursuant to the Resale Shelf Registration Statement, a private placement or other transaction which is not registered pursuant to the Securities Act.

(f) With respect to any Registrable Securities subject to a restrictive legend, upon request by GPL, at any time after the restrictions described in such legend cease to be applicable, including, as applicable, when such shares may be sold under Rule 144 or in connection with a transfer pursuant to a Registration Statement, the Company will use commercially reasonable efforts to remove such restrictive legend and will obtain any necessary legal opinions at the Company’s cost and expense; provided that the Company may reasonably request such certificates or other evidence that such restrictions no longer apply from GPL before removing the legend.

7. Registration Expenses.

(a) Expenses. All fees and expenses incurred by the Company in connection with this Agreement (“Registration Expenses”) will be borne by the Company. These fees and expenses will include without limitation (i) stock exchange, Commission, FINRA and other registration and filing fees, (ii) all fees and expenses incurred in connection with complying with any securities or blue sky laws (including reasonable fees, charges and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting and legal fees, charges and expenses incurred by the Company (including any expenses arising from any special audits, “comfort letters,” legal opinions or negative assurance letters required in connection with or incident to any registration) and other Persons retained by the Company, (v) the fees and expenses incurred in connection with the listing of the Registrable Securities on a National Securities Exchange, (vi) any expenses of the Company’s transfer agent and (vii) reasonable and customary fees and expenses of any underwriter (for an underwritten Public Offering permitted by the terms of this Agreement).

(b) Reimbursement of Counsel. The Company will also reimburse or pay, as the case may be, the reasonable and documented fees and out-of-pocket expenses of Counsel to GPL relating to or in connection with any action taken pursuant to this Agreement and each additional counsel retained by GPL for the purpose of rendering a legal opinion on behalf of GPL in connection with any underwritten Public Offering if the managing underwriters of such Public Offering or the Company reasonably request such legal opinion and Counsel to GPL cannot reasonably provide such legal opinion due to legal jurisdiction or otherwise. All such costs shall be paid within 30 calendar days of presentation of an invoice by GPL.

8. Information Rights.

If the Company is not subject to the periodic reporting requirements of Section 13 or 15(d) of the Exchange Act and, pursuant to the Company’s bylaws. GPL has waived the requirement for the Company to be a voluntary public filer with the Commission, GPL will be entitled to the information rights provided herein:

(a) Financial Statements. GPL may request from the Company:

(i) as soon as reasonably practicable, but in any event within 90 days after the end of each fiscal year of the Company (A) a balance sheet as of the end of such year, (B) statements of income and of cash flows for such year and (C) a statement of GPL’s equity as of the end of such year, all such financial statements audited and certified by independent public accountants of nationally recognized standing selected by the Company;

(ii) as soon as reasonably practicable, but in any event within forty-five (45) days after the end of each quarter of each fiscal year of the Company, unaudited statements of income and cash flows for such fiscal quarter, and an unaudited balance sheet and a statement of GPL’s equity as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (A) be subject to normal year-end audit adjustments; and (B) not contain all notes thereto that may be required in accordance with GAAP); and

(iii) as soon as reasonably practicable, but in any event within forty-five (45) days after the end of each quarter of each fiscal year of the Company, a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, shares issuable upon conversion or exercise of any outstanding securities convertible or exercisable for shares and the exchange ratio or exercise price applicable thereto, and the number of shares of issued stock options and stock options not yet issued but reserved for issuance, if any, all in sufficient detail as to permit GPL to calculate their respective percentage equity ownership in the Company.

Notwithstanding anything else in this Section 9(a) to the contrary, the Company may cease providing the information set forth in this Section 9(a) during the period starting with the date thirty (30) days before the Company’s good-faith estimate of the date of filing of a Registration Statement if it reasonably concludes it must do so to comply with the Commission rules applicable to such Registration Statement and related offering; provided that the Company’s covenants under this Section 9(a) shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such Registration Statement to become effective.

(b) Inspection. The Company shall permit GPL to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by GPL; provided, however, that the Company shall not be obligated pursuant to this Section 9(b) to provide access to any information that it reasonably and in good faith considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company) or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

(c) Termination of Information Rights. The covenants set forth in this Section 9 shall be automatically suspended if the Company is subject to the periodic reporting requirements of Section 13 or 15(d) of the Exchange Act or otherwise files such reports as a voluntary public filer within the time periods proscribed by the rules and regulations of the Commission for a non-accelerated filer.

9. Indemnification; Contribution.

(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless GPL and GPL’s Related Persons, directors, officers, employees, members, partners, managers, agents, and any underwriter that facilitates the sale of the Registrable Securities and any Person who controls such underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities and expenses (“Losses”) to which they or any of them may become subject insofar as such Losses arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement pursuant to which Registrable Securities were registered, Prospectus, preliminary prospectus, any road show, as defined in Rule 433(h)(4) under the Securities Act a (“road show”), or Issuer Free Writing Prospectus included in any such Registration Statement, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in the case of any Prospectus, preliminary prospectus, road show or Issuer Free Writing Prospectus, in light of the circumstances under which they were made, to make the statements therein not misleading and the Company agrees to reimburse each such indemnified party for any reasonable legal or other reasonable out-of-pocket expenses incurred by them in connection with investigating or defending any such Losses (whether or not the indemnified party is a party to any proceeding); provided, however, that the Company will not be liable in any case to the extent that any such Loss arises out of or is based upon any such untrue or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of GPL specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(e) The provisions of this Section 10 will remain in full force and effect, regardless of any investigation made by or on behalf of GPL or the Company or any of the officers, directors or controlling Persons referred to in this Section 9, and will survive the transfer of Registrable Securities.

10. Transfer of Registration Rights. The rights of GPL hereunder may be transferred, assigned, or otherwise conveyed in connection with any transfer, assignment, or other conveyance of Registrable Securities to any transferee or assignee, including any Related Person of GPL.

11. Amendment, Modification and Waivers; Further Assurances.

(a) Amendment. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions of this Agreement may be waived, only by a written instrument, (a) signed by the Parties.

(b) Changes in Registrable Securities. If, and as often as, there are any changes in the Registrable Securities by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof as may be required so that the rights and privileges granted hereby shall continue with respect to the Registrable Securities as so changed and the Company shall make appropriate provision in connection with any merger, consolidation, reorganization or recapitalization that any successor to the Company (or resulting parent thereof) shall agree, as a condition to the consummation of any such transaction, to expressly assume the Company’s obligations hereunder.

(c) Effect of Waiver. No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision. The failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of such provision and shall not affect the right of such party thereafter to enforce each provision of this Agreement in accordance with its terms.

(d) Further Assurances. Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

12. Miscellaneous.

(a) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including any trustee in bankruptcy) whether so expressed or not. No assignment or delegation of this Agreement by the Company, or any of the Company’s rights, interests or obligations hereunder, shall be effective against GPL without the prior written consent of GPL.

(b) Remedies; Specific Performance. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement and shall not be required to prove irreparable injury to such party or that such party does not have an adequate remedy at law with respect to any breach of this Agreement (each of which elements the parties admit). The parties hereto further agree and acknowledge that each and every obligation applicable to it contained in this Agreement shall be specifically enforceable against it and hereby waives and agrees not to assert any defenses against an action for specific performance of their respective obligations hereunder. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies available under this Agreement or otherwise.

(c) Notices. Any notices under this Agreement shall be given in accordance with the Amendment. The Company hereby acknowledges and agrees that any notices so given shall be effective as against it for all purposes under the laws of the State of New York.

(d) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to GPL in this Agreement.

(e) Counterparts. This Agreement may be executed by one or more of the Parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or electronic mail transmission shall be effective as delivery of a manually executed counterpart hereof.

(f) Descriptive Headings; Interpretation; No Strict Construction. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and, if applicable, hereof. The words “include,” “includes” or “including” in this Agreement shall be deemed to be followed by “without limitation.” The use of the words “or,” “either” or “any” shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. All references to laws, rules, regulations and forms in this Agreement shall be deemed to be references to such laws, rules, regulations and forms, as amended from time to time or, to the extent replaced, the comparable successor thereto in effect at the time. All references to agencies, self-regulatory organizations or governmental entities in this Agreement shall be deemed to be references to the comparable successors thereto from time to time.

(g) Arm’s Length Agreement. Each of the parties to this Agreement agrees and acknowledges that this Agreement has been negotiated in good faith, at arm’s length, and not by any means prohibited by law.

(h) Sophisticated Parties; Advice of Counsel. Each of the parties to this Agreement specifically acknowledges that (i) it is a knowledgeable, informed, sophisticated Person capable of understanding and evaluating the provisions set forth in this Agreement and (ii) it has been fully advised and represented by legal counsel of its own independent selection and has relied wholly upon its independent judgment and the advice of such counsel in negotiating and entering into this Agreement.

(i) Governing Law. This agreement and the legal relations between the parties shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws rules of such state.

(j) Submission to Jurisdiction. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York or any New York State court sitting in New York City, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any case of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 12(c) shall be deemed effective service of process on such party.

(k) Waiver of Jury Trial. Each of the parties to this Agreement hereby agrees to waive its respective rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Agreement, including contract claims, tort claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into this Agreement, that each has already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 13(k) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

(l) Complete Agreement. This Agreement and any certificates, documents, instruments and writings that are delivered pursuant hereto, represent the complete agreement among the parties hereto as to all matters covered hereby, and supersedes any prior agreements or understandings among the parties.

(m) Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

(n) Termination. This Agreement shall terminate and be of no further force or effect when there shall no longer be any Registrable Securities outstanding; provided that (i) GPL may elect to terminate its obligations under this Agreement by giving the Company written notice thereof, and (ii) this Agreement shall automatically terminate when GPL no longer holds any Registrable Securities; provided further that the provisions of Sections 6(b), 7(e), 9 and 12 shall survive any termination pursuant to this Section 12(n).

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

COMPANY: LYTUS TECHNOLOGIES HOLDINGS PTV. LTD.

By	/s/ Shreyas N. Shah
	Name:	Shreyas N. Shah
	Title:	Global CFO

GPL:
GPL VENTURES, LLC

By:	/s/ Cosmin Panait
	Name:	Cosmin Panait
	Title:	Managing Member